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EXHIBIT 10.51

Boral Energy Resources Limited
GPO Box 2576
ADELAIDE SA 5001

Attention:  A.J. Wright

Dear Sir

APPLICATION FOR APPROVAL OF DEALING  78SL/97-8

Thank you for your letter dated 30 April 1998 and enclosures.

I advise that the Dealing was received on 12 May 1998 and has been recorded in the register as follows:

Dealing             Instrument Date          Title Affected

78SL/97-8           26/3/98                  WA-199-P

The Dealing and file reference numbers should be used for future correspondence in these matters.

Yours faithfully

/s/ I. Scott for Ian Fraser
DIRECTOR

12 May, 1998